Exhibit 10.6(a)
                                                                 ---------------



AND WHEN RECORDED MAIL TO

Zond Construction Corporation III
c/o Zond Systems, Inc.
17752 Skypark Circle
Suite 150
Irvine, California  92714

Attention:  Craig A Anderson, Esq


                 SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS
                 ----------------------------------------------


     THIS SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the 7th day of November, 1985, by ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, A CALIFORNIA LIMITED PARTNERSHIP ("Trustor"), to TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, as trustee ("Trustee"), for the benefit of ZOND CONSTRUCTION CORPORATION III, a California corporation ("Beneficiary").

I.   GRANT AND OBLIGATIONS SECURED
     -----------------------------

     A.   Grant
          -----

          1.01 Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, all right, title and interest of Trustor in and to all real property interests of Trustor and to which Trustor is entitled including without limitation all right, title, and interest of Trustor in and to the following:

               (a) Series A Wind Park Easement Agreement dated as of September 9, 1985 (the "Series A Wind Park Easement Agreement") between Beneficiary and Trustor, as it relates to that certain real property situated in Kern County, California, defined in the Series A Wind Park Easement Agreement as the "Property" and described in Exhibit A attached hereto and made a part hereof
 --------                   ---------
("Land");

               (b) Grant of Easement (Western Access) (Series A) dated as of September 9, 1985 (the "Series A Access Easement Agreement") between Zond Systems, Inc., a California corporation ("Zond"), and Trustor as it relates to the Land and that certain real property situated in Kern County, California, owned by Zond, defined in the Series A Access Easement Agreement as the "Servient Tenement" and described in Exhibit B attached hereto and made a part
 -----------------                   ---------
hereof ("Zond Land");

               (c) Grant of Easement (Interconnect) (Series A) dated as of September 9, 1985 (the "Series A Grant of Interconnect Easement Agreement") between Zond and Trustor as it relates to the Land and the Zond Land; and

               (d) Series A Power Transfer Facilities Agreement dated as of September 9, 1985 (the "Series A PTF Agreement") between Zond and Trustor as it relates to the Land and the Zond Land and the shared use of the "Power Transfer Facilities" (as defined in the Series A PTF Agreement).

               The Series A Wind Park Easement Agreement, the Series A Access Easement Agreement, the Series A Grant of Interconnect Easement Agreement and the Series A PTF Agreement are referred to collectively herein as the "Series A Wind Park Agreements."

     B.   Obligations Secured
          -------------------

          1.02. The grant, transfer and assignment made in Paragraph 1.01 is for the purpose of securing

                    (a) Payment of that non-recourse promissory note of even date herewith with an original principal amount of $8,568,000.00 ("Series A Purchase Note") by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of a portion of the following purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement dated as of September 9, 1985 (the "Series A Construction Agreement"): certain property (collectively the "Windsystem") more specifically described in paragraphs (a), (b) and (c) of Section 2.2 of the Series A Security Agreement (as defined in the next sentence) including without limitation up to 160 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for such wind turbine generators and a 30MW power substation. The Series A Purchase Note is also secured by security interests granted by Trustor to Beneficiary in certain property of Trustor pursuant to a Purchase Note and Security Agreement (Series A) dated as of November 7, 1985 ("Series A Security Agreement") between Trustor, as debtor, and Beneficiary, as secured party.

                    (b) Payment of any other non-recourse promissory note made by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of any portion of the Windsystem purchased by Trustor from Beneficiary pursuant to the Series A Construction Agreement when such other non-recourse promissory note (also called a "Series A Purchase Note" in this Deed of Trust) recites that it is secured by this Deed of Trust and certain security interests as provided in the Series A Security Agreement.

               (c) Any sums due to Beneficiary by Trustor pursuant to any of the terms of this Deed of Trust.

II.  COVENANTS OF TRUSTOR
     --------------------

     A.   Series A Wind Park Agreements
          -----------------------------

          2.01      Trustor agrees that

               (a) It shall keep and perform each and every material obligation of Trustor in the Series A Wind Park Agreements, including without limitation the payment of all royalty payments owed by it under the Series A Wind Park Easement Agreement. If Trustor is in default under
          Section 8.1.1 or Section 8.1.2 of the Series A Wind Park Easement Agreement or is in breach of any material obligation of it in the Series A Access Easement Agreement, the Series A Grant of Interconnect Easement Agreement or the Series A PTF Agreement, and such default or breach is not otherwise cured by Trustor, Beneficiary may, at its option but without any obligation to do so, take any action necessary or desirable to cure any such default or breach, Beneficiary being authorized to utilize all right, title and interest of Trustor in and to the Series A Wind Park Agreements for such purposes, consistent with the conditions of Paragraph 5.02. Trustor, immediately on demand, shall pay to Beneficiary all costs of Beneficiary incurred in curing any such default or breach.

               (b) It shall give immediate notice to the then holder of this Deed of Trust (other than Beneficiary) of any receipt by Trustor of any notice from Beneficiary of an event of default by Trustor pursuant to Section 8.1.1 or 8.1.2 of the Series A Wind Park Easement Agreement.

               (c) It shall give immediate notice to the then holder of this Deed of Trust of any receipt by Trustor of any notice from Zond that Trustor is in breach of any material obligation of it in the Series A Access Easement Agreement, the Series A Grant of Interconnect Easement Agreement or the Series A PTF Agreement.

               (d) The obligations of Trustor under this Deed of Trust shall be deemed to be in addition to Trustor's obligations with respect to similar obligations contained in the Series A Wind Park Agreements, and the inclusion in this Deed of Trust of any obligations relating to similar obligations contained in the Series A Wind Park Agreements shall not restrict or limit Trustor's duties to keep and perform promptly all of its obligations under the Series A Wind Park Agreements; provided, however, that nothing in this Deed of Trust shall be construed as requiring the taking of or the omitting to take any action by Trustor or Beneficiary which would cause Trustor to be in default under
          Section 8.1.1 or 8.1.2 of the Series A Wind Park Easement Agreement or to be in breach under the Series A Access Easement Agreement, the Series A Grant of Interconnect Easement Agreement or the Series A PTF Agreement.

               (e) So long as this Deed of Trust is in effect, there shall be no merger of the Series A Wind Park Agreements or any one or more of them or any interest or interests therein nor of the estates created thereby with the fee interest in the Land or the Zond Land by reason of the fact that the Wind Park Easement Agreements or any one or more of them or such interest or interests therein or such estates may be held directly or indirectly by or for the account of any person who shall hold any other dominant estate in the Land or the Zond Land, and Trustor and Beneficiary agree that the holding of the Series A Wind Park Agreements or any one or more of them or of such interests or estates by the same person shall not result in a merger of the Series A Wind Park Agreements or any one or more of them or of such interests or estates. In the event Trustor acquires an interest in any estate, title or interest in the Land or the Zond Land other than its interest in the Series A Wind Park Agreements, this Deed of Trust shall attach to and cover and be a lien upon such interest in such other estate, title or interest so acquired, and such interest shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may, in the opinion of Beneficiary, be required to carry out the intent of this subparagraph (e).

               (f) No surrender (except a surrender upon the expiration of the stated term of the Series A Wind Park Agreements) by Trustor of its right, title and interest in and to the Series A Wind Park Agreements, or any portion thereof or of any interest therein, and no termination of the Series A Wind Park Agreements by Trustor (except as provided in the Series A Wind Park Agreements) shall be valid or effective, and neither Trustor's right, title and interest in and to the Series A Wind Park Agreements nor the terms thereof may be assigned, amended, modified, or subordinated to any mortgage, easement, right of way, or to any other interest, either orally or in writing, without the prior written consent of Beneficiary so long as the lien of this Deed of Trust is in effect.

               (g) If the Series A Wind Park Agreements or any one or more of them are for any reason whatsoever terminated prior to the expiration of their respective stated terms and, if pursuant to any provision of any one or more of the Series A Wind Park Agreements or otherwise, Beneficiary or its designee shall acquire from the granting party or the fee owner a new easement or right of way and/or other rights identical or similar to those in the particular one or more terminated Series A Wind Park Agreements, Trustor shall have no right, title or interest in or to such new estate created thereby.

          2.02 Trustor shall not commit any violation of any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over Trustor's right, title and interest in and to the Series A Wind Park Agreements.

     B.   Payments
          --------

          2.03 Trustor shall pay the principal, interest and other charges due under each and every Series A Purchase Note according to its terms.

          2.04 Trustor shall pay immediately after expenditure, all sums expended or expenses properly incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust.

     C.   Rents
          -----

          2.05 For so long as any amounts due under any Series A Purchase Note remain unpaid and as additional security, Trustor gives and confers upon Beneficiary the right, power and authority to collect all of Trustor's right, title and interest in any income, rents, issues and profits of Trustor's right, title and interest in and to the Series A Wind Park Agreements; provided, however, until the occurrence of an event of default in respect of Trustor under this Deed of Trust as provided in Paragraph 4.01 (hereinafter an "Event of Default"), Trustor reserves the right to collect any such income, rents, issues and profits as they become due and payable. When such an Event of

Default in respect of Trustor has occurred and is continuing, Beneficiary may at any time, either in person, by agent or by a receiver to be appointed by a court of competent jurisdiction, and without regard to the adequacy of any security for the obligations secured by this Deed of Trust, sue for or otherwise collect such income, rents, issues and profits (including any past due and unpaid) and apply that collected, less costs of collection including reasonable attorney's fees, against the obligations secured by this Deed of Trust in such order as Beneficiary may determine. It is understood and agreed that neither the foregoing assignment of income, rents, issues and profits to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph
2.05 or Paragraph 3.01 shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to Trustor's right, title and interest in and to the Series A Wind Park Agreements or the use or enjoyment of Trustor's right, title and interest in and to the Series A Wind Park Agreements, subject to the conditions of Paragraph 5.02.

     D.   Other Covenants
          ---------------

          2.06 Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence or continue the lien of this Deed of Trust.

          2.07 Trustor agrees to pay all reasonable attorney's fees, costs and expenses in connection with any proper action and/or actions which may be brought, upon the occurrence of an Event of Default, for the foreclosure of this Deed of Trust, and/or for possession of Trustor's right, title and interest in and to the Series A Wind Park Agreements, and/or for appointment of a receiver, and/or for the enforcement as provided in this Deed of Trust of any covenant or right in this Deed of Trust.

III.      CERTAIN RIGHTS OF BENEFICIARY
          -----------------------------

          3.01 Should an Event of Default have occurred and be continuing, then Beneficiary may, after notice to and demand upon Trustor, without releasing Trustor from any such Event of Default and without waiving Beneficiary's right to declare an Event of Default or impairing any declaration of such Event of Default or election to cause Trustor's right, title and interest in and to the Series A Wind Park Agreements to be sold or any sale proceeding predicated thereon:

                    (a) Make or do the same in such manner and to such extent as Beneficiary may deem reasonably necessary to protect the security of this Deed of Trust, Beneficiary being authorized to use, enter upon and take possession of Trustor's right, title and interest in and to the Series A Wind Park Agreements for such purpose consistent with the conditions of Paragraph 5.02; and

                    (b) Commence, appear in and/or defend any action or proceeding purporting to affect the security of this Deed of Trust, the interests, rights, powers and/or duties of Beneficiary under this Deed of Trust, whether brought by or against Trustor or Beneficiary.

Beneficiary shall not be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph 3.01.

IV. DEFAULTS AND REMEDIES
    ---------------------

     A. Defaults
        --------

          4.01 An Event of Default under this Deed of Trust shall occur if any of the following events shall occur and be continuing:

                    (a) There occurs an Event of Default as defined and specified in Section 9.1 of the Security Agreement.

                    (b) Trustor fails to perform any of its obligations under this Deed of Trust, and, within 30 days after Beneficiary's written notice thereof to Trustor, Trustor shall not have cured such failure or, if such failure is incapable of cure within 30 days, Trustor shall not promptly commence and diligently proceed to cure such failure as promptly as possible.

     B. Remedies
        --------

          4.02 In the event of any Event of Default by Trustor under this Deed of Trust as provided in Paragraph 4.01, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the right, title and interest of Trustor in and to the Series A Wind Park Agreements to be sold, which notice Trustee shall cause to be duly filed for record. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust and the Series A Purchase Notes and such receipts and evidence of expenditures made and secured by this Deed of Trust as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default,

Trustee, without demand on Trustor, shall sell the right, title and interest of Trustor in and to the Series A Wind Park Agreements at the time and place of sale fixed by Trustee in said notice of sale, as a whole, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the right, title and interest of Trustor in and to the Series A Wind Park Agreements so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale, and upon payment in full (or credit bid by Beneficiary) shall own the right, title and interest of Trustor in and to the Series A Wind Park Agreements. Any deed of conveyance provided by Trustee or Beneficiary may provide that the granting of the interest so conveyed shall not result in a merger with any other interest or estate held by the grantee of such deed, and the actual holding of dominant and subordinate interests or estates shall not result in a merger of such interests or estates.

          4.03 Beneficiary, from time to time before Trustee's sale, may rescind any such notice of default and of election to cause the right, title and interest of Trustor in and to the Series A Wind Park Agreements to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any such prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any Event of Default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of default, and of election to cause the right, title and interest of Trustor in and to the Series A Wind Park Agreements to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of this Deed of Trust or any of the rights, obligations or remedies under this Deed of Trust of Beneficiary or Trustee or Trustor.

          4.04 After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate applicable under the first Series A Purchase Note at the time of such expenditure; all other sums then secured by this Deed of Trust; and the remainder, if any, to the person or persons legally entitled thereto.

          4.05 Beneficiary and Trustee shall not exercise any right of disposition of the right, title and interest of Trustor in and to the Series A Wind Park Agreements until the occurrence and continuance of an Event of Default.

          4.06 If Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce the terms of this Deed of Trust or otherwise realize upon the same upon the occurrence and continuance of an Event of Default, at its option, either before or concurrently herewith or after a sale is made under this Deed of Trust, and may apply the proceeds upon the indebtedness secured by this Deed of Trust without affecting the status of or waiving any right to exhaust all or any other security, including the security under this Deed of Trust, and without waiving any Event of Default or any right or power whether exercised under this Deed of Trust or contained in this Deed of Trust or in any such other security.

          4.07 No remedy in this Deed of Trust conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy in this Deed of Trust or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or now or hereafter existing at law or in equity or by statute. Every power or remedy given under this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

V. MISCELLANEOUS PROVISIONS

          5.01 By accepting payment of any sum secured by this Deed of Trust after its due date or in an amount less than the sum due, Beneficiary does not waive its rights to require prompt payment when due of all other sums so secured or to declare an Event of Default as provided in this Deed of Trust in the event sums due are only partially paid.

          5.02 Trustor authorizes Beneficiary and its agents, employees or workmen, to use and enter at any reasonable time any part of Trustor's right, title and interest in and to the Series A Wind Park Agreements for the purposes of inspecting the same and of performing any of the acts Beneficiary is authorized to perform under this Deed of Trust. Such use, entry and performance shall be consistent with the terms of the Series A Wind Park Agreements and any other agreements affecting the Series A Wind Park Agreements or the Land or the Zond Land including without limitation those to which Beneficiary or any of its affiliates are a party.

          5.03 This Deed of Trust applies to, inures to the benefit of, and binds Beneficiary, Trustee, Trustor and their respective heirs, legatees, devisees, administrators, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Series A Purchase Notes, whether or not named as Beneficiary in this Deed of Trust. Whenever the context so requires in this Deed of Trust, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

          5.04 Trustee, upon presentation to it of any affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor in its obligations under this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act under this Deed of Trust in complete reliance thereon.

          5.05 If any provision of this Deed of Trust should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust. Unless otherwise indicated, all references to paragraphs are to paragraphs in this Deed of Trust.

          5.06 Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

          5.07 Trustee shall be under no obligation to notify Beneficiary or Trustor of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

          5.08 Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in Kern County, California, substitute a successor or successors for Trustee named herein or acting under this Deed of Trust.

          5.09 All notices under this Deed of Trust shall be deemed to have been duly given if mailed by the United States registered or certified mail, with return receipt requested, postage prepaid to the following addresses (or to such other addresses as shall be given in writing by any party to the others) and shall be deemed completed upon any such mailing:

          To Trustor:      Zond Windsystem
                           Partners, Ltd. Series 85-A,
                           a California Limited Partnership
                           c/o Zond Windsystems Management
                           Corporation III
                           112 South Curry Street

                           Tehachapi, California 93561
                           Attention:  Kenneth C. Karas

          To Beneficiary:  Zond Construction Corporation III
                           112 South Curry Street
                           Tehachapi, California 93561
                           Attention: Kenneth C. Karas

In the event of any strike or occurrence of another similar event which interrupts mail service, notices may be served personally upon an individual, partner, or an officer or director of a corporation which is or is part of the party being served hereunder.

          5.10 Trustor requests that a copy of any notice of default and of any notice of sale under this Deed of Trust be mailed to Trustor at its address determined in accordance with Paragraph 5.09.

          5.11 Beneficiary and Trustee shall have no right or interest in the right title and interest of Trustor in and to the Series A Wind Park Agreements when the obligations secured by this Deed of Trust have been indefeasibly repaid or performed. Upon written request of Beneficiary stating that all sums secured by this Deed of Trust have been paid and upon surrender to Trustee of this Deed of Trust and the Series A Purchase Notes for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without any covenant or warranty, express or implied, the right, title and interest of Trustor in and to the Series A Wind Park Agreements then held by Trustee under this Deed of Trust. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

          5.12 By acceptance of this Deed of Trust, Beneficiary agrees that, in the event of any Event of Default by Trustor under this Deed of Trust or any event of default under the Series A Purchase Notes or the Series A Security Agreement, Beneficiary's sole recourse shall be to the security granted in this Deed of Trust and in the Series A Security Agreement and

Trustor shall in no event be personally liable under the Series A Purchase Notes, the Series A Security Agreement and this Deed of Trust.

          5.13 This Deed of Trust shall be construed enforced in accordance with the laws of the State of California

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day first written above.

                         ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A
                         A CALIFORNIA LIMITED PARTNERSHIP

                         By its general partner

                         Zond Windsystems Management
                         Corporation III,
                         a California corporation


                         By: /s/ Craig A. Anderson
                            ---------------------------
                            Craig A. Anderson
                            Senior Vice President and
                            General Counsel


STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF Los Angeles   )
          -----------

          On November 7, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President and General Counsel of Zond Windsystems Management Corporation III, the corporation that executed the within instrument as the general partner of Zond Windsystem Partners, Ltd. Series 85-A, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

          WITNESS my hand and official seal.


                                    -----------------------------------
Signature:  /s/Susan L. Clarke      |         OFFICIAL SEAL            |
            ------------------      |         SUSAN L. CLARKE          |
                                    |    NOTARY PUBLIC - CALIFORNIA    |
                                    |       LOS ANGELES COUNTY         |
                                    |   My comm. expires June 22, 1997 |
                                    ------------------------------------

                                   EXHIBIT A
                                       TO
                 SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS

Legal Description of the "Property" and the "Land"

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.



















                                   EXHIBIT A
                                      -13-

                                   EXHIBIT B
               TO SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS


Legal Description of Zond Land:

A. ALL OF FRACTIONAL SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

B. THE NORTH HALF, SOUTH HALF OF THE SOUTHEAST QUARTER, NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

     EXCEPT THAT PORTION IN DRY SALT LAKE AS SAID LAKE IS SO DESIGNATED AND SHOWN UPON THE OFFICE SURVEY OF SAID TOWNSHIP RETURNED TO THE GENERAL LAND OFFICE AT WASHINGTON, D.C. AND APPROVED BY THE SURVEYOR GENERAL OF CALIFORNIA ON MAY 14, 1856.






















                                   EXHIBIT B
                                      -14-

          I hereby certify under penalty of perjury that the notary seal of

          Susan L. Clarke affixed to the within document, while not being
          ---------------

          photographically reproducible, can be read. I further certify that the said notary commission expires on 6-22-87. The notary bond and
                                                -------

          commission is filed in Los Angeles County.
                                 -----------

          Place of execution Bakersfield
                             -----------

          Date 11-19-85
               --------



                                        Sunny Moss
                                        ---------------------------------
                                        (Signature and firm name, if any)

     TICOR TITLE
     INSURANCE                                         Policy of Title Insurance
________________________________________________________________________________


SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS CONTAINED IN SCHEDULE B AND THE PROVISIONS OF THE CONDITIONS AND STIPULATIONS HEREOF, TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, a California corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the amount of insurance stated in Schedule A, and costs, attorneys' fees and expenses which the Company may become obligated to pay hereunder, sustained or incurred by the insured by reason of:

   Title to the estate or interest described in Schedule A being vested otherwise than as stated therein

2. Any defect in or lien or encumbrance on such title

   Lack of a right of access to and from the land,

   Unmarketability of such title;

5. The invalidity or unenforceability of the lien of the insured mortgage upon said estate or interest except to the extent that such invalidity or unenforceability, or claim thereof, arises out of the transaction evidenced by the insured mortgage, and is based upon

      a. usury, or

      b. any consumer credit protection or truth lending law

6. The priority of any lien or encumbrance over the lien of the insured mortgage.

   Any statutory lien for labor or material which now has gained or hereafter may gain priority over the lien of the insured mortgage, except any such lien arising from an improvement on the land contracted for and commenced subsequent to Date of Policy not financed in whole or in part by proceeds of the indebtedness secured by the insured mortgage which at Date of Policy the insured has advanced or is obligated to advance;

8. Any assessments for street improvements under construction or completed at Date of Policy which now have gained or hereafter may gain priority over the insured mortgage; or

9. The invalidity or unenforceability of any assignment, shown in Schedule A, of the insured mortgage or the failure of said assignment to vest title to the insured mortgage in the named insured assignee free and clear of all liens.

                                 TICOR TITLE INSURANCE COMPANY OF CALIFORNIA


                                    By       /s/ Gerald L. Ippel President
                                             -----------------------------------



                                    Attest  /s/ [SIGNATURE ILLEGIBLE] Secretary
                                            -----------------------------------






________________________________________________________________________________

The following matters are expressly excluded from the coverage of this policy:
1. Any law, ordinance or governmental regulation (including but not limited to building and zoning ordinances) restricting or regulating or prohibiting the occupancy, use or enjoyment of the land, or regulating the character, dimensions or location of any improvement now or hereafter erected on the land, or prohibiting a separation in ownership or a reduction in the dimensions or area of the land, or the effect of any violation of any such law, ordinance or governmental regulation.
2. Rights of eminent domain or governmental rights of police power unless notice of the exercise of such rights appears in the public records at Date of Policy.
3. Defects, liens, encumbrances, adverse claims, or other matters (a) created, suffered, assumed or agreed to by the insured claimant; (b) not known to the Company and not shown by the public records but known to the insured claimant either at Date of Policy or at the date such claimant acquired an estate or interest insured by this Policy or acquired the insured mortgage and not disclosed in writing by the insured claimant to the Company prior to the date such insured claimant became an insured hereunder; (c) resulting in no loss or damage to the insured claimant; (d) attaching or created subsequent to Date of Policy (except to the extent insurance is afforded herein as to any statutory lien for labor or material or to the extent insurance is afforded herein as to assessments for street improvements under construction or completed at Date of Policy).
4. Unenforceability of the lien of the insured mortgage because of failure of the insured at Date of Policy or of any subsequent owner of the indebtedness to comply with applicable "doing business" laws of the state in which the land is situated.

Conditions and Stipulations
-------------------------------------------------------------------------------

1. Definition of Terms
The following terms when used in this policy mean:
(a) "insured": the insured named in Schedule A. The term "insured" also includes
(i) the owner of the indebtedness secured by the insured mortgage and each successor in ownership of such indebtedness (reserving, however, all rights and defenses as to any such successor who acquires the indebtedness by operation of law as distinguished from purchase including, but not limited to, heirs, distributees, devisees, survivors, personal representatives, next of kin or corporate or fiduciary successors that the Company would have had against the successor's transferor), and further includes (ii) any governmental agency or instrumentality which is an insurer or guarantor under an insurance contract or guaranty insuring or guaranteeing said indebtedness, or any part thereof, whether named as an insured herein or not, and (iii) the parties designated in paragraph 2 (a) of these Conditions and Stipulations.
(b) "insured claimant": an insured claiming loss or damage hereunder.
(c) "knowledge": actual knowledge, not constructive knowledge or notice which may be imputed to an insured by reason of any public records.
(d) "land": the land described, specifically or by reference in Schedule C, and improvements affixed thereto which by law constitute real property; provided, however, the term "land" does not include any property beyond the lines of the area specifically described or referred to in Schedule C, nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.
(e) "mortgage": mortgage, deed of trust, trust deed, or other security instru-ment.
(f) "public records": those records which by law impart constructive notice of matters relating to said land.

2. (a) Continuation of Insurance after Acquisition of Title This policy shall continue in force as of Date of Policy in favor of an insured who acquires all or any part of said estate or interest in the land described in Schedule C by foreclosure, trustee's sale, conveyance in lieu of foreclosure, or other legal manner which discharges the lien of the insured mortgage, and if the insured is a corporation, its transferee of the estate or interest so acquired, provided the transferee is the parent or wholly owned subsidiary of the insured; and in favor of any governmental agency or instrumentality which acquires all or any part of the estate or interest pursuant to a contract of insurance or guaranty insuring or guaranteeing the indebtedness secured by the insured mortgage; provided that the amount of insurance hereunder after such acquisition, exclu-sive of costs, attorneys' fees and expenses which the Company may become obligated to pay, shall not exceed the least of:
(i) the amount of insurance stated in Schedule A;
(ii) the amount of the unpaid principal of the indebtedness as defined in para-graph 8 hereof, plus interest thereon, expenses of foreclosure and amounts advanced to protect the lien of the insured mortgage and secured by said insured mortgage at the time of acquisition of such estate or interest in the land; or
(iii) the amount paid by any governmental agency or instrumentality, if such agency or instrumentality is the insured claimant, in the acquisition of such estate or interest in satisfaction of its insurance contract or guaranty.

(b) Continuation of Insurance after Conveyance of Title
The coverage of this policy shall continue in force as of Date of Policy in favor of an insured so long as such insured retains an estate or interest in the land, or holds an indebtedness secured by a purchase money mortgage given by a purchaser from such insured, or so long as such insured shall have liability by reason of covenants of warranty made by such insured in any transfer or conveyance of such estate or interest; provided, however, this policy shall not continue in force in favor of any purchaser from such insured of either said estate or interest or the indebtedness secured by a purchase money mortgage given to such insured.

3. Defense and Prosecution of Actions -- Notice of Claim to be Given by an Insured Claimant
(a) The Company, at its own cost and without undue delay, shall provide for the defense of an insured in all litigation consisting of actions or proceedings commenced against such insured, or defenses, restraining orders or injunctions interposed against a foreclosure of the insured mortgage or a defense inter-posed against an insured in an action to enforce a contract for a sale of the indebtedness secured by the insured mortgage, or a sale of the estate or interest in said land, to the extent that such litigation is founded upon an alleged defect, lien, encumbrance, or other matter insured against by this policy.
(b) The insured shall notify the Company promptly in writing
(i) in case any action or proceeding is begun or defense or restraining order or injunction is interposed as set forth in (a) above, (ii) in case knowledge shall come to an insured hereunder of any claim of title or interest which is adverse to the title to the estate or interest or the lien of the insured mortgage, as insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if title to the estate or interest or the lien of the insured mortgage, as insured, is rejected as unmarketable. If such prompt notice shall not be given to the Company, then as to such insured all liability of the Company shall cease and terminate in regard to the matter or matters for which such prompt notice is required; provided, however, that failure to notify shall in no case prejudice the rights of any such insured under this policy unless the Company shall be prejudiced by such failure and then only to the extent of such prejudice.


(Conditions and Stipulations Continued and Concluded on Last Page of This
Policy)

Conditions and Stipulations (Continued and Concluded from Reverse Side of Policy
Face)

(c) The Company shall have the right at its own cost to institute and without undue delay prosecute any action or proceeding or to do any other act which in its opinion may be necessary or desirable to establish the title to the estate or interest or the lien of the insured mortgage, as insured, and the Company may take any appropriate action under the terms of this policy, whether or not it shall be liable thereunder, and shall not thereby concede liability or waive any provision of this policy.
(d) Whenever the Company shall have brought any action or interposed a defense as required or permitted by the provisions of this policy, the Company may pursue any such litigation to final determination by a court of competent jurisdiction and expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.
(e) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding, the insured hereunder shall secure to the Company the right to so prosecute or provide defense in such action or proceeding, and all appeals therein, and permit the Company to use, at its option, the name of such insured for such purpose. Whenever requested by the Company, such insured shall give the Company all reasonable aid in any such action or proceeding, in effecting settlement, securing evidence, obtaining witnesses, or prosecuting or defending such action or proceeding, and the Company shall reimburse such insured for any expense so incurred.

4. Notice of Loss - Limitation of Action
In addition to the notices required under paragraph 3 (b) of these Conditions and Stipulations, a statement in writing of any loss or damage for which it is claimed the Company is liable under this policy shall be furnished to the Company within 90 days after such loss or damage shall have been determined and no right of action shall accrue to an insured claimant until 30 days after such statement shall have been furnished. Failure to furnish such statement of loss or damage shall terminate any liability of the Company under this policy as to such loss or damage.

5. Options to Pay or Otherwise Settle Claims
The Company shall have the option to pay or otherwise settle for or in the name of an insured claimant any claim insured against or to terminate all liability and obligations of the Company hereunder by paying or tendering payment of the amount of insurance under this policy together with any costs, attorneys' fees and expenses incurred up to the time of such payment or tender of payment by the insured claimant and authorized by the Company. In case loss or damage is claimed under this policy by an insured, the Company shall have the further option to purchase such indebtedness for the amount owing thereon together with all costs, attorneys' fees and expenses which the Company is obligated hereunder to pay. If the Company offers to purchase said indebtedness as herein provided, the owner of such indebtedness shall transfer and assign said indebtedness and the mortgage and any collateral securing the same to the Company upon payment therefor as herein provided.

6. Determination and Payment of Loss
(a) The liability of the Company under this policy shall in no case exceed the least of:
(i) the actual loss of the insured claimant; or
(ii) the amount of insurance stated in Schedule A, or, if applicable, the amount of insurance as defined in paragraph 2 (a) hereof, or
(iii) the amount of the indebtedness secured by the insured mortgage as de-termined under paragraph 8 hereof, at the time the loss or damage insured against hereunder occurs, together with interest thereon.
(b) The Company will pay, in addition to any loss insured against by this policy, all costs imposed upon an insured in litigation carried on by the Company for such insured, and all costs, attorneys' fees and expenses in litigation carried on by such insured with the written authorization of the Company.
(c) When liability has been definitely fixed in accordance with the conditions of this policy, the loss or damage shall be payable within 30 days thereafter.

7. Limitation of Liability
No claim shall arise or be maintainable under this policy (a) if the Company, after having received notice of an alleged defect, lien or encumbrance insured against hereunder, by litigation or otherwise, removes such defect, lien or encumbrance or establishes the title, or the lien of the insured mortgage, as insured, within a reasonable time after receipt of such notice; (b) in the event of litigation until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title or to the lien of the insured mortgage, as insured, as provided in paragraph 3 hereof; or (c) for liability voluntarily assumed by an insured in settling any claim or suit without prior written consent of the Company.

8. Reduction of Liability
(a) All payments under this policy, except payments made for costs, attorneys' fees and expenses, shall reduce the amount of the insurance pro tanto, pro-vided, however, such payments, prior to the acquisition of title to said estate or interest as provided in paragraph 2 (a) of these Conditions and Stipulations, shall not reduce pro tanto the amount of the insurance afforded hereunder except to the extent that such payments reduce the amount of the indebtedness secured by the insured mortgage.
Payment in full by any person or voluntary satisfaction or release of the insured mortgage shall terminate all liability of the Company except as provided in paragraph 2 (a) hereof.
(b) The liability of the Company shall not be increased by additional principal indebtedness created subsequent to Date of Policy, except as to amounts advanced to protect the lien of the insured mortgage and secured thereby. No payment shall be made without producing this policy for endorsement of such payment unless the policy be lost or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.

9. Liability Noncumulative
If the insured acquires title to the estate or interest in satisfaction of the indebtedness secured by the insured mortgage, or any part thereof, it is ex-pressly understood that the amount of insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage hereafter executed by an insured which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy.

10. Subrogation upon Payment or Settlement
Whenever the Company shall have settled a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant, except that the owner of the indebtedness secured by the insured mortgage may release or substitute the personal liability of any debtor or guarantor, or extend or otherwise modify the terms of payment, or release a portion of the estate or interest from the lien of the insured mortgage, or release any collateral security for the indebtedness, provided such act occurs prior to receipt by the insured of notice of any claim of title or interest adverse to the title to the estate or interest or the priority of the lien of the insured mortgage and does not result in any loss of priority of the lien of the insured mortgage. The Company shall be subrogated to and be entitled to all rights and remedies which such insured claimant would have had against any person or property in respect to such claim had this policy not been issued, and if requested by the Company, such insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect such right of subrogation and shall permit the Company to use the name of such insured claimant in any transaction or litigation involving such rights or remedies. If the payment does not cover the loss of such insured claimant, the Company shall be subrogated to such rights and remedies in the proportion which said payment bears to the amount of said loss, but such subrogation shall be in subordination to the insured mortgage. If loss of priority should result from any act of such insured claimant, such act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against hereunder which shall exceed the amount, if any, lost to the Company by reason of the impairment of the right of subrogation.

11. Liability Limited to This Policy
This instrument together with all endorsements and other instruments, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company. Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the lien of the insured mortgage or of the title to the estate or interest covered hereby or any action asserting such claim, shall be restricted to the provisions and conditions and stipulations of this policy. No amendment of or endorsement to this policy can be made except by writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

12. Notices, Where Sent
All notices required to be given the Company and any statement in writing required to be furnished the Company, shall include the number of this policy and shall be addressed to it at the office which issued this policy or to its Principal Office, Claims Department, 6300 Wilshire Boulevard, P.O. Box 92792, Los Angeles, California 90009.

13. THE PREMIUM SPECIFIED IN SCHEDULE A IS THE ENTIRE CHARGE FOR TITLE SEARCH, TITLE EXAMINATION AND TITLE INSURANCE.
-------------------------------------------------------------------------------

TICOR
TITLE
-------------------------------------------------------------------------------









Ticor Title Insurance Company of California
-------------------------------------------------------------------------------
6300 Wilshire Boulevard
P.O. Box 92792
Los Angeles, CA  90009
(213) 852-6000

                               S C H E D U L E A
                               ------------------

POLICY NUMBER:  D575680-B  DATE OF POLICY   NOVEMBER 19, 1985 AT 8:00 A.M.

PREMIUM:  $5,750.00        AMOUNT OF INSURANCE                $5,000,000.00

        NAME OF INSURED:

        ZOND CONSTRUCTION CORPORATION III, A CALIFORNIA CORPORATION

2.   THE ESTATE OR INTEREST REFERRED TO HEREIN IS AT DATE OF POLICY VESTED IN:

     A WINDPARK EASEMENT AGREEMENT SERIES A BY AND BETWEEN ZOND
     CONSTRUCTION III, A CALIFORNIA CORPORATION AND ZOND WINDSYSTEM PARTNERS LTD. SERIES A, A CALIFORNIA LIMITED PARTNERSHIP, WHICH PROVIDES FOR A NON-EXCLUSIVE EASEMENT TO USE SAID LAND WITH OTHERS, UPON THE TERMS, COVENANTS, CONDITIONS AND PROVISIONS THEREIN PROVIDED RECORDED NOVEMBER 13, 1985 IN BOOK 5815 PAGE 1066, OFFICIAL RECORDS. AFFECTS PARCEL 3.

3. THE ESTATE OR INTEREST IN THE LAND DESCRIBED IN SCHEDULE C AND WHICH IS ENCUMBERED BY THE INSURED MORTGAGE IS A FEE.

4. THE MORTGAGE HEREIN REFERRED TO AS THE INSURED MORTGAGE, AND THE ASSIGNMENTS THEREOF, IF ANY, ARE DESCRIBED AS FOLLOWS:

A DEED OF TRUST TO SECURE AN INDEBTEDNESS OF THE ORIGINAL AMOUNT STATED HEREIN
DATED        :   NOVEMBER 7, 1985
AMOUNT       :   $8,568,000.00
TRUSTOR      :   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-a, A CALIFORNIA
                 LIMITED PARTNERSHIP
TRUSTEE      :   TICOR TITLE INSURANCE COMPANY OF CALIFORNIA
BENEFICIARY  :   ZOND CONSTRUCTION CORPORATION III, A CALIFORNIA CORPORATION
RECORDED     :   NOVEMBER 19, 1985 IN BOOK 5817 PAGE 736, OFFICIAL RECORDS,
LOAN NO.     :   NONE SHOWN
AFFECTS SAID LAND.

                               S C H E D U L E  B
                               ------------------

PART

THIS POLICY DOES NOT INSURE AGAINST LOSS OR DAMAGE BY REASON OF THE FOLLOWING

     ANY WATER, WATER RIGHTS, CLAIMS OR TITLE TO WATER ON OR UNDER SAID LAND.

2.   UNPATENTED MINING CLAIMS.

3. DISCREPANCIES, CONFLICTS IN BOUNDARY LINES, SHORTAGE IN AREA ENCROACHMENTS, OR ANY OTHER FACTS WHICH A CORRECT SURVEY WOULD DISCLOSE, AND WHICH ARE NOT SHOWN BY THE PUBLIC RECORDS.

4.   GENERAL AND SPECIAL COUNTY AND/OR CITY TAXES FOR THE FISCAL YEAR 1985-1986,
(A)
TOTAL AMOUNT                   : $6,094.74
FIRST INSTALLMENT              : $3,047.38  OPEN
SECOND INSTALLMENT             : $3,047.36  OPEN
EXEMPTION(S)                   : NONE
ASSESSOR'S PARCEL NUMBER       : 224-120-10-00-6
CODE NUMBER                    : 125-014
BILL NUMBER                    : 185629
AFFECTS SAID LAND.

(B)
TOTAL AMOUNT                   : $4,175.02
FIRST INSTALLMENT              : $2,087.51  OPEN
SECOND INSTALLMENT             : $2,087.51  OPEN
EXEMPTION(S)                   : NONE
ASSESSOR'S PARCEL NUMBER       : 224-120-11-00-9
CODE NUMBER                    : 125-014
BILL NUMBER                    : 185630
AFFECTS SAID LAND.

(C)
TOTAL AMOUNT                   : $3,075.57
FIRST INSTALLMENT              : $1,537.79  OPEN
SECOND INSTALLMENT             : $1,537.78  OPEN
EXEMPTION(S)                   : NONE
ASSESSOR'S PARCEL NUMBER       : 224-120-13-00-5
CODE NUMBER                    : 125-029
BILL NUMBER                    : 185632
AFFECTS SAID LAND.

(D)
TOTAL AMOUNT                   : $3,228.99
FIRST INSTALLMENT              : $1,614.50  OPEN
SECOND INSTALLMENT             : $1,614.49  OPEN
EXEMPTION(S)                   : NONE
ASSESSOR'S PARCEL NUMBER       : 224-120-14-00-8
CODE NUMBER                    : 125-029
BILL NUMBER                    : 185633
AFFECTS SAID LAND.

5. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

6. ANY ASSESSMENTS LEVIED OR WHICH MAY BE LEVIED BY THE TEHACHAPI-CUMMINGS WATER CONSERVATION DISTRICT, NOW COLLECTED WITH THE COUNTY TAXES.

7. ANY RIGHT, TITLE, INTEREST, ESTATE OR EASEMENT IN LAND BEYOND THE LINES OF THE AREA SPECIFICALLY DESCRIBED OR REFERRED TO IN THE LEGAL DESCRIPTION OR IN ABUTTING STREETS, ROADS OR WATER WAYS.

8. RESERVATIONS AND PROVISIONS CONTAINED IN THE DEED FROM SOUTHERN PACIFIC RAILROAD COMPANY TO ROBERT M. HAMILTON, RECORDED IN BOOK 35 PAGE 143 OF DEEDS, AS FOLLOWS:

(A) RESERVATION FOR RAILROAD PURPOSES OF A STRIP OF LAND 100 FEET WIDE LYING EQUALLY ON EACH SIDE OF THE TRACK OF THE RAILROAD OF SAID COMPANY OR ANY BRANCH RAILROAD NOW OR HEREAFTER CONSTRUCTED ON SAID LANDS;

(B) THE RIGHT TO USE ALL WATER NEEDED FOR THE OPERATING AND REPAIRING OF SAID RAILROAD;

(C) SUBJECT ALSO TO THE RESERVATION AND CONDITION THAT SAID PURCHASER, HIS HEIRS AND ASSIGNS SHALL ERECT AND MAINTAIN GOOD AND SUFFICIENT FENCES ON BOTH SIDES OF SAID STRIP OR STRIPS OF LAND.

SAID MATTER AFFECTS PARCEL 3.

9. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES,
IN FAVOR OF : SOUTHERN CALIFORNIA GAS COMPANY, A CORPORATION
              NO REPRESENTATION IS MADE TO THE PRESENT OWNERSHIP OF SAID
              EASEMENT
FOR         : PIPE LINE
RECORDED    : MAY 2, 1957 IN BOOK 2779 PAGE 60,
              OFFICIAL RECORDS
AFFECTS A STRIP OF LAND 10 FEET IN WIDTH, THE CENTERLINE OF WHICH IS DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN; THENCE NORTH 88(degree) 46' EAST, ALONG THE NORTH LINE OF SAID SECTION 31, A DISTANCE OF 606.80 FEET TO THE TRUE POINT OF BEGINNING OF THIS RIGHT OF WAY; THENCE SOUTH 19(degree) 16' WEST, A DISTANCE OF 1854.98 FEET TO A POINT IN THE WEST LINE OF SAID SECTION 31, SAID POINT BEING SOUTH 0(degree) 10' 30" WEST, A DISTANCE OF 1738.88 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 31; THENCE CONTINUING SOUTH 19(degree) 16' WEST, IN
SECTION 36, TOWNSHIP 32 SOUTH, RANGE 33 EAST, MOUNT DIABLO MERIDIAN, AND SECTION 32, TOWNSHIP 12 NORTH, RANGE 14 WEST, SAN BERNARDINO MERIDIAN, A DISTANCE OF 5910.40 FEET; THENCE SOUTH 36(degree) 53' 30" WEST, A DISTANCE OF 1410.18 FEET; THENCE SOUTH 47(degree) 44' 30" WEST, A DISTANCE OF 319.60 FEET TO A POINT IN THE WEST LINE OF THE EAST HALF OF SAID SECTION 32 AND THE END OF THIS RIGHT OF WAY, SAID END POINT IS 1513.65 FEET FROM THE SOUTHWEST CORNER OF THE EAST HALF OF SAID SECTION 32 MEASURED ALONG THE COMMON BOUNDARY LINE BETWEEN THE EAST HALF AND WEST HALF OF SAID SECTION 32.

(AFFECTS PARCEL 1 AND OTHER PROPERTY.

10. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES,
IN FAVOR OF : SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION
              NO REPRESENTATION IS MADE TO THE PRESENT OWNERSHIP OF SAID
              EASEMENT
FOR         : ELECTRIC LINE
RECORDED    : OCTOBER 21, 1957 IN BOOK 2857 PAGE 567,
              OFFICIAL RECORDS
AFFECTS THE NORTH HALF OF PARCEL 1 AND A PORTION OF PARCEL 2, MORE PARTICULARLY DESCRIBED THEREIN.

11. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES,
IN FAVOR OF : THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY, A CORPORATION
              NO REPRESENTATION IS MADE TO THE PRESENT OWNERSHIP OF SAID
              EASEMENT
FOR         : UNDERGROUND CABLES, AND/OR ROAD PURPOSES
RECORDED    : FEBRUARY 2, 1966 IN BOOK 3915 PAGE 702,
              OFFICIAL RECORDS
AFFECTS THOSE PORTIONS OF PARCEL 1 THAT ARE INCLUDED WITHIN THE FOLLOWING DESCRIBED STRIPS OF LAND.

A STRIP OF LAND BEING 20 FEET IN WIDTH AND LYING 10 FEET EQUIDISTANT ON EITHER SIDE OF THE FOLLOWING CENTERLINE, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTION 30, SECTION 29, SECTION 31 AND SECTION 32 IN TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN; THENCE SOUTH 2(degree) 50' 55" WEST, A DISTANCE OF 3045.25 FEET TO THE POINT OF BEGINNING OF THE DESCRIPTION; THENCE NORTH 39(degree) 03' 32" WEST, A DISTANCE OF 182.01 FEET; THENCE NORTH 88(degree) 38' 01" WEST, A DISTANCE OF 5289.39 FEET TO A POINT ON THE SECTION LINE DIVIDING SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, AND SECTION 36, TOWNSHIP 32 SOUTH, RANGE 33 EAST, MOUNT DIABLO MERIDIAN,

WHICH POINT LIES NORTH 0(degree) 55' 35" EAST, A DISTANCE OF 2573.02 FEET NORTH OF THE SOUTHWEST CORNER OF SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN; THENCE SOUTH 89(degree) 12' 27" EAST, A DISTANCE OF 1732.40 FEET TO A POINT ON THE WEST PROPERTY LINE OF MONOLITH CEMENT COMPANY, WHICH POINT LIES NORTH 45(degree) 48' EAST, A DISTANCE OF 1254.03 FEET FROM A FOUND 2 INCH IRON PIPE PROPERTY CORNER OF THE MONOLITH PORTLAND CEMENT COMPANY, WHICH PROPERTY CORNER LIES NORTH 0(degree) 15' 28" EAST, A DISTANCE OF 1720.26 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 33 EAST, MOUNT DIABLO MERIDIAN.

ALSO A STRIP OF LAND 20 FEET IN WIDTH AND LYING 10 FEET EQUIDISTANT ON EITHER SIDE OF THE FOLLOWING CENTERLINE DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SECTION 36, TOWNSHIP 32 SOUTH, RANGE 33 EAST, MOUNT DIABLO MERIDIAN; THENCE NORTH 0(degree) 15' 28" EAST, A DISTANCE OF 1720.26 FEET TO A PROPERTY CORNER OF THE MONOLITH PORTLAND CEMENT COMPANY, THENCE NORTH 45(degree) 48' EAST, A DISTANCE OF 1254.03 FEET; THENCE SOUTH 89(degree) 12' 27" EAST, A DISTANCE OF 1264. 15 FEET TO THE POINT OF THIS
                                                     --------------------
DESCRIPTION; THENCE CONTINUING SOUTH 89(degree) 12' 27" EAST, A DISTANCE OF
-----------
415.0 FEET WHICH DISTANCE IS THE SAME FOR BOTH THE CENTERLINE OF ACCESS ROAD
AND CENTERLINE FOR CABLE RIGHT OF WAY; THENCE NORTH 0(degree) 54' 53" EAST, A DISTANCE OF 1585.92 FEET; THENCE NORTH 51(degree) 09' 13" EAST, A DISTANCE OF
79.42 FEET; THENCE NORTH 1(degree) 23' 33" EAST, A DISTANCE OF 160.59 FEET; THENCE NORTH 5(degree) 05' 27" WEST, A DISTANCE OF 166.13 FEET; THENCE NORTH 10(degree) 33' 33" EAST, A DISTANCE OF 186.80 FEET; THENCE NORTH 4(degree) 46' 12" WEST, A DISTANCE OF 212.39 FEET; THENCE NORTH 3(degree) 10' 08" EAST, A DISTANCE OF 176.80 FEET; THENCE NORTH 2(degree) 24' 52" WEST, A DISTANCE OF
158.50 FEET; THENCE NORTH 1(degree) 28' 38" EAST, A DISTANCE OF 310.12 FEET; THENCE NORTH 6(degree) 29' 38" EAST, A DISTANCE OF 227.59 FEET; THENCE NORTH 0(degree) 07' 22" WEST, A DISTANCE OF 384.88 FEET; THENCE NORTH 1(degree) 54' 38" EAST, A DISTANCE OF 568.35 FEET; THENCE NORTH 43(degree) 56' 48" EAST, A DISTANCE OF 830.64 FEET; THENCE NORTH 9(degree) 29' 08" EAST, A DISTANCE OF 85.0 FEET TO A POINT OF CONNECTION TO THE WEST EDGE OF PAYING OF EUMATILLA ROAD.

12. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES,
IN FAVOR OF : SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION
              NO REPRESENTATION IS MADE TO THE PRESENT OWNERSHIP OF SAID
              EASEMENT
FOR         : OVERHEAD AND UNDERGROUND ELECTRICAL SUPPLY SYSTEMS
RECORDED    : NOVEMBER 30, 1973 IN BOOK 4814 PAGE 2228,
              OFFICIAL RECORDS
AFFECTS A PORTION OF PARCEL 1, DESCRIBED AS FOLLOWS: SOUTHERLY 10 FEET OF THE NORTHERLY 55 FEET OF THE NORTHEAST QUARTER OF NORTHWEST QUARTER OF SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN.

ALSO A STRIP OF LAND 10 FEET IN WIDTH LYING WITHIN SAID NORTHWEST QUARTER OF SAID NORTHWEST QUARTER; THE CENTERLINE OF SAID STRIP BEING DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID SECTION; THENCE SOUTHEASTERLY TO A POINT DISTANT SOUTHERLY 50 FEET AND EASTERLY 110 FEET, MEASURED AT RIGHT ANGLES RESPECTIVELY FROM THE NORTHERLY AND WESTERLY LINES OF SAID SECTION.

13. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES,
IN FAVOR OF : STATE OF CALIFORNIA
              NO REPRESENTATION IS MADE TO THE PRESENT OWNERSHIP OF SAID
              EASEMENT
FOR         : FREEWAY DRAINAGE PURPOSES
RECORDED    : JULY 19, 1974 IN BOOK 4851 PAGE 914,
              OFFICIAL RECORDS
AFFECTS PARCELS 2, 3 AND OTHER PROPERTY DESCRIBED AS FOLLOWS:

PARCEL A:

A PARCEL OF LAND COMPRISED OF PORTIONS OF SECTIONS 28, 29, 32 AND 33 ALL OF TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN. SAID PARCEL IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID FREEWAY WHICH LIES DISTANT NORTH 82(degree) 40' 37" EAST, 866.03 FEET FROM THE KERN COUNTY PIPE WITH BRASS CAP MARKING THE SOUTHWEST CORNER OF SAID SECTION 28, SAID POINT ALSO LIES DISTANT SOUTH 0(degree) 15' 31" WEST, 95.00 FEET FROM ENGINEER'S STATION 105+03.88 ON THE BASELINE OF SAID FREEWAY; THENCE (1), FROM SAID POINT OF BEGINNING, SOUTH 0(degree) 39' 27" EAST, 188.95 FEET; THENCE (2), SOUTH 89(degree) 48' 30" WEST,
891.88 FEET; THENCE (3), SOUTH 68(degree) 38' 54" WEST, 248.36 FEET; THENCE (4), SOUTH 43(degree) 11' 51" WEST, 572.36 FEET; THENCE (5), NORTH 60(degree) 46' 52" WEST, 159.85 FEET; THENCE (6), NORTH 41(degree) 18' 50" EAST, 580.39 FEET; THENCE (7), NORTH 24(degree) 28' 28" EAST, 209.82 FEET TO THE SOUTH LINE OF SAID FREEWAY; THENCE (8), ALONG SAID SOUTH FREEWAY LINE, SOUTH 89(degree) 44' 29" EAST, 1182.25 FEET TO THE POINT OF BEGINNING.

PARCEL B:

A PARCEL OF LAND COMPRISED OF PORTIONS OF SECTIONS 28 AND 33 OF TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, SAID PARCEL IS BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON SAID SOUTH FREEWAY LINE WHICH LIES DISTANT NORTH 86(degree) 24' 10" EAST, 1738.42 FEET FROM SAID KERN COUNTY PIPE WITH BRASS CAP MARKING THE SOUTHWEST CORNER OF SAID SECTION 28, SAID POINT ALSO LIES DISTANT SOUTH 0(degree) 15' 31" WEST, 95.00 FEET FROM ENGINEER'S STATION 113+60.07 ON SAID FREEWAY BASE LINE; THENCE (1), FROM SAID POINT OF BEGINNING, SOUTH 1(degree) 28' 52" EAST, 251.23 FEET; THENCE (2), SOUTH 13(degree) 52' 11" EAST,
333.74 FEET; THENCE (3) NORTH 80(degree) 31' 11" EAST, 107.09 FEET; THENCE (4), NORTH 12(degree) 57' 59" WEST, 358.64 FEET; THENCE (5), NORTH 67(degree) 36' 19" EAST, 300.16 FEET; THENCE (6), NORTH 2(degree) 18' 03" EAST, 91.97 FEET TO SAID SOUTH FREEWAY LINE; THENCE (7), ALONG SAID SOUTH FREEWAY LINE, NORTH 89(degree) 44' 29" WEST, 392.87 FEET TO THE POINT OF BEGINNING.

14. AN EASEMENT AFFECTING THE PORTION OF SAID LAND AND FOR THE PURPOSES STATED HEREIN, AND INCIDENTAL PURPOSES,
IN FAVOR OF : MONOLITH PORTLAND CEMENT COMPANY
              NO REPRESENTATION IS MADE TO THE PRESENT OWNERSHIP OF SAID
              EASEMENT

FOR        : THE PURPOSE OF INGRESS AND EGRESS TO AND AREA FOR SERVICING,
             MAINTAINING AND REPLACING WATER WELL SITES UNDER THE OWNERSHIP AND CONTROL OF GRANTOR
RECORDED   : DECEMBER 29, 1983 IN BOOK 5618 PAGE 1314,
             OFFICIAL RECORDS
AFFECTS A PORTION OF PARCEL 1, DESCRIBED AS FOLLOWS:

THE NORTH 20 FEET OF THE WESTERLY 980 FEET OF SAID SECTION 31, THE NORTH 40 FEET OF THE WESTERLY 1080 FEET OF SAID SECTION 31; EXCEPTING THEREFROM THE WESTERLY 980 FEET THEREOF; THE WEST 40 FEET OF THE NORTHERLY 285 FEET OF SAID SECTION 31 (BEING A 40 FOOT WIDE STRIP OF LAND; AND THE WESTERLY 100 FEET OF THE NORTHERLY 385 FEET OF SAID SECTION 31, EXCEPTING THEREFROM THE NORTHERLY 285 FEET THEREOF (BEING A 100 FOOT BY 100 FOOT STRIP OF LAND, IN SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST.

15.  A DEED OF TRUST TO SECURE AN INDEBTEDNESS OF THE ORIGINAL AMOUNT STATED
HEREIN
DATED       : DECEMBER 22, 1983
AMOUNT      : $750,000.00
TRUSTOR     : ZOND SYSTEMS, INC., A CALIFORNIA CORPORATION
TRUSTEE     : TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, A CALIFORNIA
              CORPORATION
BENEFICIARY : ROBERT O. REYNOLDS
RECORDED    : DECEMBER 28, 1983 IN BOOK 5618 PAGE 1320,
              OFFICIAL RECORDS
LOAN NO.    : NONE SHOWN
AFFECTS PARCELS 1, 2 AND OTHER PROPERTY

A NON DISTURBANCE AGREEMENT
EXECUTED BY : ROBERT O. REYNOLDS BENEFICIARY; AND ZOND WINDSYSTEMS PARTNERS
              LTD. SERIES 85-A AND ZOND WINDSYSTEMS PARTNERS LTD. SERIES
              85-B CALIFORNIA LIMITED PARTNERSHIPS
WHEREIN BENEFICIARY AGREES NOT TO INTERFERE WITH THE PARTNERSHIP'S RIGHTS AND PRIVILEDGES UNDER THE EASEMENT AGREEMENTS THEREIN DESCRIBED
RECORDED NOVEMBER 13, 1985 IN BOOK 5815 PAGE 1186, OFFICIAL RECORDS.

AN AMENDED AND RESTATED NON-DISTURBANCE AGREEMENT
EXECUTED BY : ROBERT O. REYNOLDS, BENEFICIARY AND ZOND WINDSYSTEMS PARTNERS
              LTD SERIES 85-A AND ZOND WINDSYSTEMS PARTNERS LTD. SERIES 85-B BOTH CALIFORNIA LIMITED PARTNERSHIPS WHEREIN BENEFICIARY WILL NOT INTERFERE WITH PARTNERSHIPS UNDER THE EASEMENT AGREEMENTS AND THE POWER TRANSFER AGREEMENTS THEREIN DESCRIBED
RECORDED    : NOVEMBER 13, 1985 IN BOOK 5815 PAGE 1216,
              OFFICIAL RECORDS.

16. A DEED OF TRUST TO SECURE AN INDEBTEDNESS OF THE ORIGINAL AMOUNT STATED
HEREIN
DATED       : APRIL 30, 1984
AMOUNT      : $5,000,000.00

TRUSTOR     : ZOND SYSTEMS, INC.
TRUSTEE     : TICOR TITLE INSURANCE COMPANY
BENEFICIARY : SCANDINAVIAN BANK LIMITED, WESTERN
              AMERICA INTERNATIONAL BRANCH
RECORDED    : JUNE 19, 1984 IN BOOK 5668 PAGE 1002,
              OFFICIAL RECORDS, AS DOCUMENT NO. 065002
LOAN NO.    : NONE SHOWN
AFFECTS PARCELS 1, 2 AND OTHER PROPERTY.

A RESTATED AND AMENDED DEED OF TRUST AND SECURITY AGREEMENT AND ASSIGNMENT OF
-----------------------------------------------------------------------------
RENTS
-----
DATED       : JUNE 27, 1985
AMOUNT      : $25,000,000.00
TRUSTOR     : ZOND SYSTEMS, INC.
TRUSTEE     : TICOR TITLE INSURANCE COMPANY
BENEFICIARY : SCANDINAVIAN BANK LIMITED, WESTERN AMERICA INTERNATIONAL BRANCH
RECORDED    : AUGUST 5, 1985 IN BOOK 5784 PAGE 177,
              OFFICIAL RECORDS, AS INSTRUMENT #012661
LOAN NO.    : NONE SHOWN
AFFECTS SAID LAND.

A FIRST MODIFICATION TO DEED OF TRUST
BY AND BETWEEN: ZOND SYSTEMS INC. AND SCANDINAVIAN BANK LIMITED WESTERN
                AMERICA INTERNATIONAL BRANCH
WHICH MODIFIES THE AMENDED AND RESTATED DEED OF TRUST ABOVE SHOWN UPON THE TERMS, COVENANTS, CONDITIONS AND PROVISIONS CONTAINED THEREIN.
RECORDED    : OCTOBER 16, 1985 IN BOOK 5807 PAGE 447,
              OFFICIAL RECORDS

A NON DISTURBANCE AGREEMENT
EXECUTED BY : SCANDINAVIAN BANK LTD. WESTERN AMERICA INTERNATIONAL BRANCH
              AS BENEFICIARY; AND ZOND WINDSYSTEM PARTNERS LTD. SERIES 85-A AND ZOND WINDSYSTEMS PARTNERS LTD SERIES 85-B
WHEREIN BENEFICIARY AGREES NOT TO INTERFERE WITH PARTNERSHIP'S RIGHTS AND PRIVILEDGES UNDER THE EASEMENT AGREEMENTS THEREIN DESCRIBED.
RECORDED    : NOVEMBER 13, 1985 IN BOOK 5815 PAGE 1200,
              OFFICIAL RECORDS.
AFFECTS SAID LAND AND OTHER PROPERTY.

A SECOND MODIFICATION TO DEED OF TRUST
BY AND BETWEEN: ZOND SYSTEMS INC. AND SCANDINAVIAN BANK LIMITED WESTERN
                AMERICA INTERNATIONAL BRANCH
WHICH MODIFIES THE RESTATED AND AMENDED DEED OF TRUST, AS AMENDED BY FIRST MODIFICATION ALL AS ABOVE SHOWN, UPON THE TERMS, COVENANTS, CONDITIONS AND PROVISIONS CONTAINED THEREIN.
RECORDED    : NOVEMBER 15, 1985 IN BOOK 5816 PAGE 1377,
              OFFICIAL RECORDS.
AFFECTS PARCELS 1 AND 2.

BY INSTRUMENT RECORDED NOVEMBER 15, 1985 IN BOOK 5816 PAGE 1388, OFFICIAL RECORDS, ZOND CONSTRUCTION CORP. III AMONG OTHER THINGS WAIVED AND DISCLAIMED ALL RIGHT TITLE AND INTEREST IN AND TO ANY AND ALL PERSONAL PROPERTY INSTALLED ON SAID LAND AND CONSISTED TO GRANTING OF THE SECURITY INTEREST IN SAID PERSONAL PROPERTY.
AFFECTS PARCEL 3.

BY INSTRUMENT RECORDED NOVEMBER 15, 1985 IN BOOK 5816 PAGE 1388, OFFICIAL RECORDS, WINDSYSTEM PARTNERS LTD. SERIES 85-A A CALIFORNIA LIMITED PARTNERSHIP AMONG OTHER THINGS CONSISTED TO GRANTING THE SECURITY INTEREST IN ALL OF THE PERSONAL PROPERTY AND WAIVED AND DISCLAIMED ALL RIGHT TITLE AND INTEREST IN OR TO ANY AND ALL OF THE PERSONAL PROPERTY EXCEPT THOSE PURCHASED BY ABOVE PARTY. AFFECTS PARCEL 3.

BY INSTRUMENT RECORDED NOVEMBER 15, 1985 IN BOOK 5816 PAGE 1418, OFFICIAL RECORDS, ZOND CONSTRUCTION CORPORATION III, ZOND WINDSYSTEM PARTNERS LTD. SERIES 85A, AND ZOND WINDSYSTEM PARTNERS LTD. SERIES 85-b, ACKNOWLEDGED NOTICE OF AND CONSENTED TO THE SECOND MODIFICATION TO DEED OF TRUST AS THEREIN REFERENCED.

AS AMENDED AND RESTATED NON DISTURBANCE AGREEMENT
BY AND BETWEEN : SCANDINAVIAN BANK LIMITED, WESTERN AMERICA INTERNATIONAL
                 BRANCH  BENEFICIARY;  ZOND WINDSYSTEM PARTNERS LTD SERIES
                 85-A AND ZOND WINDSYSTEM PARTNERS LTD SERIES 85-B BOTH CALIFORNIA LIMITED PARTNERSHIPS WHREIN BENEFICIARY AGREES
                 TO INTERFERE WITH PARTNERSHIPS RIGHTS AND PRIVILEDGES UNDER THE EASEMENT AGREEMENTS OR THE POWER TRANSFER FACILITIES AGREEMENTS.
UPON THE TERMS, COVENANTS, CONDITIONS AND PROVISION CONTAINED THEREIN. RECORDED NOVEMBER 15, 1985 IN BOOK 5816 PAGE 1422, OFFICIAL RECORDS. AFFECTS SAID LAND AND OTHER PROPERTY.

17. A FINANCING STATEMENT SHOWING THE MAXIMUM AMOUNT OF INDEBTEDNESS TO BE SECURED THEREBY, AND OTHER MATTERS:
MAXIMUM AMOUNT : NOT SHOWN
DEBTOR         : ZOND SYSTEMS INC.
SECURED PARTY  : SCANDINAVIAN BANK LTD. WESTERN AMERICA INTERNATIONAL
                 BRANCH
RECORDED       : DECEMBER 10, 1982 IN BOOK 5509 PAGE 1572,
                 OFFICIAL RECORDS
AFFECTS OTHER PROPERTY.

AN AMENDMENT TO THE ABOVE WAS FILED
ON               :  AUGUST 5, 1985 IN BOOK 5784 PAGE 198, OFFICIAL RECORDS
NATURE OF CHANGE :  AMENDED AS PROVIDED THEREIN.
AFFECTS SAID LAND AND OTHER PROPERTY.

UNDER THE TERMS, COVENANTS, CONDITIONS AND PROVISIONS CONTAINED THEREIN
RECORDED    : NOVEMBER 15, 1985 IN BOOK 5816 PAGE 1357, OFFICIAL RECORDS
AFFECTS PARCEL 3.

22. A FINANCING STATEMENT SHOWING THE MAXIMUM AMOUNT OF INDEBTEDNESS TO BE SECURED THEREBY, AND OTHER MATTERS:
MAXIMUM AMOUNT : NONE SHOWN
DEBTOR         : ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A, A CALIFORNIA
                 LIMITED PARTNERSHIP
SECURED PARTY  : ZOND CONSTRUCTION CORPORATION III
RECORDED       : NOVEMBER 15, 1985 IN BOOK 5816 PAGE 1451,
                 OFFICIAL RECORDS
AFFECTS PARCEL 3.

23. ANY CLAIMS OF LIEN FOR LABOR OR MATERIALS FURNISHED IN CONJUNCTION WITH WORK OR IMPROVEMENT IN PROGRESS ON SAID LAND.

                               S C H E D U L E  B
                               ------------------

                                   CONTINUED


PART II

IN ADDITION TO THE MATTERS SET FORTH IN PART I OF THIS SCHEDULE, THE TITLE TO SAID ESTATE OR INTEREST IN THE LAND DESCRIBED OR REFERRED TO IN SCHEDULE C IS SUBJECT TO THE FOLLOWING MATTERS, IF ANY BE SHOWN, BUT THE COMPANY INSURES THAT SUCH MATTERS ARE SUBORDINATE TO THE LIEN OR CHARGE OF THE INSURED MORTGAGE UPON SAID ESTATE OR INTEREST:


                                      NONE

                               S C H E D U L E C
                               ------------------


THE LAND REFERRED TO HEREIN IS DESCRIBED AS FOLLOWS:

PARCEL 1

ALL OF FRACTIONAL SECTION 31, IN TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 2:

THE NORTH HALF, SOUTH HALF OF THE SOUTHEAST QUARTER, NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION IN DRY SALT LAKE AS SAID LAKE IS SO DESIGNATED AND SHOWN UPON THE OFFICE SURVEY OF SAID TOWNSHIP RETURNED TO THE GENERAL LAND OFFICE AT WASHINGTON, D.C. AND APPROVED BY THE SURVEYOR GENERAL OF CALIFORNIA ON MAY 14, 1856.

PARCEL 3

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.

                              [MAP OF T.32S.R.33E]
                               [MAP OF T.3S.R34E]
                                [MAP OF TN.R 4W]
                              [MAP OF T.12 N.R 4W)

                                  ENDORSEMENT

                        ATTACHED TO POLICY NO. 575680-B

                                   ISSUED BY

                  Ticor Title Insurance Company of California

     The company hereby insures against loss which said Insured shall sustain by reason of any of the following matters:

     1. Any incorrectness in the assurance which the Company hereby gives:
        (a) That there are no convenants, conditions, or restrictions under which the lien of the mortgage referred to in Schedule A can be cut off, subordinated, or otherwise impaired;
        (b) That there are no present violations on said land of any enforceable convenants, conditions, or restrictions;
        (c) That, except as shown in Schedule B, there are no encroachments of buildings, structures, or improvements located on said land onto adjoining lands, nor any encroachments onto said land of buildings, structures, or improvements located on adjoining lands.

     2. (a) Any future violations on said land of any covenants, conditions, or restrictions occurring prior to acquisition of title to said estate or interest by the Insured, provided such violations result in impairment or loss of the lien of the mortgage referred to in Schedule A, or result in impairment or loss of title to said estate or interest if the Insured shall acquire such title in satisfaction of the indebtedness secured by such mortgage;
        (b) Unmarketability of the title to said estate or interest by reason of any violations on said land, occurring prior to acquisition of title to said estate or interest by the Insured, or any covenants, conditions or restrictions.

     3.  Damage to existing improvements, including lawns, shrubbery or trees
        (a) which are located or encroach upon that portion of the land subject to any easement shown in Schedule B, which damage results from the exercise of the right to use or maintain such easement for the purposes for which the same was granted or reserved;
        (b) resulting from the exercise of any right to use the surface of said land for the extraction or development of the minerals excepted from the description of said land or shown as a reservation in Schedule B.

     4. Any final court order or judgment requiring removal from any land adjoining said land of any encroachment shown in Schedule B.

     Wherever in this Endorsement any or all the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms convenants and conditions contained in any lease referred to in Schedule A.

     The total liability of the Company under said Policy and any endorsements therein shall not exceed, in the aggregate, the face amount of said Policy and costs which the Company is obligated under the conditions and stipulations thereof to pay.

     This Endorsement is made a part of said Policy and is subject to the schedules, conditions and stipulations therein, except as modified by the provisions hereof.


                                    TICOR TITLE INSURANCE COMPANY OF CALIFORNIA

                                      By /s/ Gerald L. Ippel         President
                                         --------------------------------------

CLTA 100 9Revised 1-17-61)
ALTA Restrictions, etc.
                                      Attest /s/ [SIGNATURE ILLEGIBLE] Secretary
                                             ----------------------------------

                                   EXHIBIT D
                                       TO
                 SERIES A PURCHASE NOTE AND SECURITY AGREEMENT


I.       PRIMARY-SYSTEMS PERFORMANCE POLICY
         (I)      California Union Insurance Company
                  Policy #ZPM017468

II.      EXCESS-SYSTEMS PERFORMANCE POLICY
         (I)      California Union Insurance Company
                  (HAFNIA)
                  Policy #ZPM018487

                  National Union Fire Insurance Company
                  Policy #D7292751

III.     PRIMARY-"ALL RISK" PROPERTY DAMAGE POLICY
         (I)      Continental Insurance Company
                  Policy #SFP2980475

IV.      PRIMARY-GENERAL LIABILITY POLICY
         (I)      Hartford Insurance Company
                  Policy #83UENPF1765

V.       EXCESS-GENERAL LIABILITY POLICY
         (I)      International Insurance Company
                  Policy #5234125869

                  National Surety Corporation
                  Policy #XLX1735756


                  This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code

-------------------------------------------------------------------------------------------- ---------------------------------------
1.  DEBTOR - LAST NAME FIRST - IF AN INDIVIDUAL                                              1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    Zond Windsystem Partners, Ltd. Series 85-A
    a California Limited Partnership
-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------ ---------------------------- ------------------------------
1B. MAILING ADDRESS                                                      1C.  CITY, STATE             1D.  ZIP CODE
    112 South Curry Street                                                    Tehachapi, California        93561
------------------------------------------------------------------------ ---------------------------- ------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
2.  ADDITIONAL DEBTOR   (IF ANY)   (LAST NAME FIRST - IF AN INDIVIDUAL)                      2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------ -------------------------------- --------------------------
2B. MAILING ADDRESS                                                      2C.  CITY, STATE                 2D.  ZIP CODE

------------------------------------------------------------------------ -------------------------------- --------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES                                                           3A.  FEDERAL TAX NUMBER

-------------------------------------------------------------------------------------------- ---------------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
4.  SECURED PARTY                                                                            4A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    NAME             Zond Construction corporation III                                           OR BANK TRANSIT AND A B A NO.

    MAILING ADDRESS  112 South Curry Street

    CITY             Tehachapi    STATE   California    ZIP CODE   93561

-------------------------------------------------------------------------------------------- ---------------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
5.  ASSIGNEE OF SECURED PARTY                                                                5A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    NAME                                                                                         OR BANK TRANSIT AND A B A NO.

    MAILING ADDRESS

    CITY                          STATE                 ZIP CODE
-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).




    See Exhibit A attached hereto and incorporated herein by reference.






------------------------------------------------------------------------------------------------------------------------------------
----------------------- -------------------------------------- ---------------------------------------------------------------------
7.  CHECK     |X|       7A.                                    7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE           [ ]  PRODUCTS OF COLLATERAL             INSTRUCTION 5(a) ITEM:
                                 ARE ALSO COVERED                   [ ] (1)   [ ] (2)   [ ] (3)    [ ] (4)

----------------------- -------------------------------------- ---------------------------------------------------------------------
----------------------- ------------------------------------------------------------------------------------------------------------
8.  CHECK     |X|
    IF APPLICABLE           [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC ss. 9105 (1) (n)

----------------------- ------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- --- -----------------------------------------
9.  Zond Windsystem Partners, Ltd. Series 85-A, a California Limited Partnership        C  10.  THIS SPACE FOR USE OF FILING OFFICER
    By Zond Windsystem Management Corporation III, general partner                      O         (DATE, TIME, FILE NUMBER
                                                                                        D            AND FILING OFFICER)
SIGNATURE   /s/ Craig A. Anderson,  Its Senior Vice President                           E
-------------------------------------------------------------------------------------- ---
-------------------------------------------------------------------------------------- ---

    Zond Windsystem Partners, Ltd. Series 85-A, a California Limited Partners

TYPE OR PRINT NAME(S) OF DEBTOR(S)
                                                                                        3

                                                                                        4

                                                                                        5

                                                                                        6

                                                                                        7

                                                                                        8

                                                                                        9

                                                                                        0
-------------------------------------------------------------------------------------- ---
-------------------------------------------------------------------------------------- ---
    Zond Construction Corporation III
    By
SIGNATURE   /s/ Craig A. Anderson,  Its Senior Vice President
-------------------------------------------------------------------------------------- ---
-------------------------------------------------------------------------------------- ---

    Zond Construction Corporation III

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
====================================================================================== ---
====================================================================================== ---
11. Return copy to:

   NAME     Kindel & Anderson
   ADDRESS  555 South Flower Street, 26th Floor
   CITY     Los angeles, California  90071
   STATE
   ZIP CODE
            Attention: Richard G. Wallace, Esq.
                                                                                       ---
                                                                                       ---
   FILING OFFICER COPY ACKNOWLEDGEMENT FILING OFFICER IS REQUESTED TO NOTE FILE
         NUMBER DATE AND HOUR OF FILING ON THIS COPY AND RETURN TO THE ABOVE PARTY
FORM UCC.1--FILING FEE $3.00                     Approved by the Secretary of State
====================================================================================== === =========================================

                                   EXHIBIT A
                                   ---------
                          TO UCC-l FINANCING STATEMENT
                          ----------------------------


Debtor:           Zond Windsystem Partners, Ltd. Series 85-A,
                           a California Limited Partnership

Secured Party:    Zond Construction Corporation III "ZCC III"

Section 6 continued:

          All of Debtor's right, title and interest in, to and under the following:

              the "Windsystem Collateral" as defined below);

              the "Intangible Collateral" (as defined below

          (c) any and all bank accounts from time to time maintained by the Debtor;

          (d) all other personal property, including without limitation all goods, inventory, equipment, accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments and documents, and fixtures, whether presently or hereafter owned by the Debtor, and wherever located; and

          (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

          As used herein, "Windsystem Collateral" shall mean

          (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC III to the Debtor (the "Turbines");

          (b) all concrete pads, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC III to the Debtor (the "Turbine Related Equipment");

          (c) the 30 MW power substation, and all parts and components thereof, sold by ZCC III to the Debtor (the "Power Substation"); and

          (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with




________________________________________________________________________________
respect to the Turbines, the Turbine Related Equipment, the Power Substation and any other property of the Debtor.

          As used herein, "Intangible Collateral" shall mean

          (a) the Power Purchase Contract designated Monolith I (the "Power Agreement") dated June 22, 1984 between Zond Systems Inc., a California corporation ("Zond"), and Southern California Edison Company, a California public utility, as assigned by Zond to the Debtor pursuant to the Assignment of Power Purchase Contracts (the "Power Assignment") dated as of September 9, 1985 between Zond and the Debtor, together with the Power Assignment;

          (b) the Windsystem Management Agreement dated as of September 9, 1985 between the Debtor and Zond;

          (c) the Windsystem Construction Agreement (the "Windsystem Construction Agreement") dated as of September 9, 1985 between the Secured Party and the Debtor;

          (d) the Wind Power Generating Facility Warranty Agreement (the "Warranty Agreement") made by Vestas Energy A/S, a Danish corporation, in favor of one or more purchasers to be subsequently designated, as referred to in the Windsystem Construction Agreement;

          (e) the Assignment (the "Warranty Assignment") dated as of September 9, 1985 between the Secured Party and the Debtor, by which the Secured Party assigned to the Debtor certain representations and warranties of Zond contained in the Construction Agreement dated as of September 9, 1985 between Zond and the Secured Party;

          (f) the 1985 Tower Warranty executed by Vestas North America Limited, a California corporation, in favor of the Debtor;

          (g) the Series A Wind Park Easement Agreement dated as of September 9, 1985 between the Debtor and the Secured Party;

          (h) the Grant of Easement (Western Access) (Series A) dated as of September 9, 1985 between Zond and the Debtor;

          (i) the Grant of Easement (Interconnect) (Series A) dated as of September 9, 1985 between Zond and the Debtor;

          (j) the Series A Power Transfer Facilities Agreement dated as of September 9, 1985 between Zond and the Debtor;

          (k) the Non-Disturbance Agreement dated as of September 9, 1985 between Zond and the Debtor:

          (1) any and all payments or monies received or to be received under any of the foregoing, including without limitation any and all proceeds from the sale of electricity under the Power Agreement as assigned to the Debtor by the Power Assignment;

          (m) any additional agreements to which the Debtor is a party, or warranties assigned or running to the Debtor, and which relate to the ownership and operation of the Turbines, Turbine Related Equipment and/or the Power Substation; and

          (n) any replacements, substitutions, modifications, amendments or proceeds of any of the foregoing.





















________________________________________________________________________________

                                   EXHIBIT A
                                   ---------
                          TO UCC-l FINANCING STATEMENT
                          ----------------------------
                             (TRANSMITTING UTILITY)
                             ----------------------


Debtor:           Zond Windsystem Partners, Ltd. Series 85-A
                           a California Limited Partnership

Secured Party:    Zond Construction Corporation III   "ZCC III"

Section 6 continued

          All of Debtor's right, title and interest in, to and under the following:

              the "Windsystem Collateral" as defined below);

              the "Intangible Collateral" as defined below;

          (c) any and all bank accounts from time to time maintained by the Debtor;

          (d) all other personal property, including without limitation all goods, inventory, equipment, accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments and documents, and fixtures, whether presently or hereafter owned by the Debtor, and wherever located; and

          (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

          As used herein, "Windsystem Collateral" shall mean

          (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC III to the Debtor (the "Turbines");

          (b) all concrete pads, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC III to the Debtor (the "Turbine Related Equipment");

          (c) the 30 MW power substation, and all parts and components thereof, sold by ZCC III to the Debtor (the "Power Substation"); and

          (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with respect to the Turbines, the Turbine Related Equipment, the Power Substation and any other property of the Debtor.

          As used herein, "Intangible Collateral" shall mean

          (a) the Power Purchase Contract designated Monolith I (the "Power Agreement") dated June 22, 1984 between Zond Systems, Inc., a California corporation ("Zond"), and Southern California Edison Company, a California public utility, as assigned by Zond to the Debtor pursuant to the Assignment of Power Purchase Contracts (the "Power Assignment") dated as of September 9, 1985 between Zond and the Debtor, together with the Power Assignment;

          (b) the Windsystem Management Agreement dated as of September 9, 1985 between the Debtor and Zond;

          (c) the Windsystem Construction Agreement (the "Windsystem Construction Agreement") dated as of September 9, 1985 between the Secured Party and the Debtor;

          (d) the Wind Power Generating Facility Warranty Agreement (the "Warranty Agreement") made by Vestas Energy A/S a Danish corporation, in favor of one or more purchasers to be subsequently designated, as referred to in the Windsystem Construction Agreement;

          (e) the Assignment (the "Warranty Assignment") dated as of September 9, 1985 between the Secured Party and the Debtor, by which the Secured Party assigned to the Debtor certain representations and warranties of Zond contained in the Construction Agreement dated as of September 9, 1985 between Zond and the Secured Party;

          (f) the 1985 Tower Warranty executed by Vestas North America Limited, a California corporation, in favor of the Debtor;

          (g) the Series A Wind Park Easement Agreement dated as of September 9, 1985 between the Debtor and the Secured Party;

          (h) the Grant of Easement (Western Access) (Series A dated as of September 9, 1985 between Zond and the Debtor;

          (i) the Grant of Easement (Interconnect) (Series A dated as of September 9, 1985 between Zond and the Debtor;

          (j) the Series A Power Transfer Facilities Agreement dated as of September 9, 1985 between Zond and the Debtor;

          (k) the Non-Disturbance Agreement dated as of September 9, 1985 between Zond and the Debtor;

          (1) any and all payments or monies received or to be received under any of the foregoing, including without limitation any and all proceeds from the sale of electricity under the Power Agreement as assigned to the Debtor by the Power Assignment;

          (m) any additional agreements to which the Debtor is a party, or warranties assigned or running to the Debtor, and which relate to the ownership and operation of the Turbines, Turbine Related Equipment and/or the Power Substation; and

          (n) any replacements, substitutions, modifications, amendments or proceeds of any of the foregoing.





















________________________________________________________________________________

                                   EXHIBIT B
                                   ---------
                          TO UCC-1 FINANCING STATEMENT
                          ----------------------------
                             (TRANSMITTING UTILITY)
                             ----------------------



Legal Description of the Operating Site:

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.


                  This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-------------------------------------------------------------------------------------------- ---------------------------------------
1.  DEBTOR - LAST NAME FIRST - IF AN INDIVIDUAL                                              1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    Zond Windsystem Partners, Ltd. Series 85-A
    a California Limited Partnership
-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------ ---------------------------- ------------------------------
1B. MAILING ADDRESS                                                      1C.  CITY, STATE             1D.  ZIP CODE
    112 South Curry Street                                                    Tehachapi, California        93561
------------------------------------------------------------------------ ---------------------------- ------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
2.  ADDITIONAL DEBTOR   (IF ANY)   (LAST NAME FIRST - IF AN INDIVIDUAL)                      2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------ -------------------------------- --------------------------
2B. MAILING ADDRESS                                                      2C.  CITY, STATE                 2D.  ZIP CODE

------------------------------------------------------------------------ -------------------------------- --------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES                                                           3A.  FEDERAL TAX NUMBER

-------------------------------------------------------------------------------------------- ---------------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
4.  SECURED PARTY                                                                            4A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    NAME             Zond Construction Corporation III                                           OR BANK TRANSIT AND A B A NO.

    MAILING ADDRESS  112 South Curry Street

    CITY             Tehachapi    STATE   California    ZIP CODE   93561

-------------------------------------------------------------------------------------------- ---------------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
5.  ASSIGNEE OF SECURED PARTY                                                                5A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    NAME                                                                                         OR BANK TRANSIT AND A B A NO.

    MAILING ADDRESS

    CITY                          STATE                 ZIP CODE
-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

     See Exhibit A attached hereto and incorporated herein by reference.
     This financing statement is to be filed in the records of the Secretary of State of the State of
     California and concerns secured interests in property of a transmitting utility including property, whether now owned or hereafter acquired by the Debtor, which is or may be or is to be or may become fixtures on the real property located in Kern County, California and described in the attached Exhibit B, which is incorporated herein by reference.  The record owner of the real property is Zond Construction Corporation III.  This financing statement is filed to comply with the Commercial Code in the event Debtor is deemed to be a transmitting utility in accordance with Commercial Code Section 9105(I)(n), but is not intended as evidence that Debtor is or is intended by the parties hereto to be a transmitting utility, nor is it intended as evidence that any of the property is or is intended to be fixtures.

------------------------------------------------------------------------------------------------------------------------------------
----------------------- -------------------------------------- ---------------------------------------------------------------------
7.  CHECK     |X|       7A.                                    7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE           [ ]  PRODUCTS OF COLLATERAL             INSTRUCTION 5(a) ITEM:
                                 ARE ALSO COVERED                   [ ] (1)   [ ] (2)   [ ] (3)    [ ] (4)

----------------------- -------------------------------------- ---------------------------------------------------------------------
----------------------- ------------------------------------------------------------------------------------------------------------
8.  CHECK     |X|
    IF APPLICABLE           [X]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC ss. 9105 (1) (n)

----------------------- ------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- --- -----------------------------------------
9.  Zond Windsystem Partners, Ltd. Series 85-A, a California Limited Partnership        C  10.  THIS SPACE FOR USE OF FILING OFFICER
    By Zond Windsystem Management Corporation III, general partner 11-7-85              O         (DATE, TIME, FILE NUMBER
                                                                                        D            AND FILING OFFICER)
SIGNATURE   /s/ Craig A. Anderson,  Its Senior Vice President                           E
-------------------------------------------------------------------------------------- ---
-------------------------------------------------------------------------------------- ---

    Zond Windsystem Partners, Ltd. Series 85-A, a California Limited Partners

TYPE OR PRINT NAME(S) OF DEBTOR(S)
                                                                                        2

                                                                                        3

                                                                                        4

                                                                                        5

                                                                                        6

                                                                                        7

                                                                                        8

                                                                                        9

                                                                                        0
-------------------------------------------------------------------------------------- ---           ----------------------
-------------------------------------------------------------------------------------- ---           | Stamped by         |
    Zond Construction Corporation III                                                                | Secretary of       |
    By                                                                                               | State              |
SIGNATURE   /s/ Craig A. Anderson,  Its Senior Vice President                                        | Nov. 14, 1985      |
-------------------------------------------------------------------------------------- ---           ----------------------
-------------------------------------------------------------------------------------- ---

    Zond Construction Corporation III

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
====================================================================================== ---
====================================================================================== ---
11. Return copy to:

   NAME     Kindel & Anderson
   ADDRESS  555 South Flower Street, 26th Floor
   CITY     Los Angeles, California  90071
   STATE
   ZIP CODE
            Attention Richard G. Wallance, Esq.
                                                                                       ---
                                                                                       ---
   FILING OFFICER COPY ACKNOWLEDGEMENT FILING OFFICER IS REQUESTED TO NOTE FILE
         NUMBER DATE AND HOUR OF FILING ON THIS COPY AND RETURN TO THE ABOVE PARTY
FORM UCC.1--FILING FEE $3.00                     Approved by the Secretary of State
====================================================================================== === =========================================

                                   EXHIBIT A
                                   ---------
                          TO UCC-1 FINANCING STATEMENT
                          ----------------------------
                                (FIXTURE FILING)
                                ----------------


Debtor Zond Windsystem Partners, Ltd. Series 85-A a California Limited Partnership

Secured Party         Zond Construction Corporation III    "ZCC III"

Section 6 continued
-------------------

          All of Debtor's right, title and interest in and to the following, whether presently or hereafter owned by the Debtor:

          (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC III to the Debtor (the "Turbines");

          (b) all concrete pads, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC III to the Debtor (the "Turbine Related Equipment");

          (c) the 30 MW power substation, and all parts and components thereof, sold by ZCC III to the Debtor (the "Power Substation");

          (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with respect to the Turbines, the Turbine Related Equipment and/or the Power Substation; and

          (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

                                   EXHIBIT B
                                   ---------
                          TO UCC-1 FINANCING STATEMENT
                          ----------------------------
                             (TRANSMITTING FILING)
                             ---------------------


Legal Description of the Operating Site:

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.


                  This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code
-------------------------------------------------------------------------------------------- ---------------------------------------
1.  DEBTOR - LAST NAME FIRST - IF AN INDIVIDUAL                                              1A.  SOCIAL SECURITY OR FEDERAL TAX NO.
    Zond Windsystem Partners, Ltd. Series 85-A
    a California Limited Partnership
-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------ ---------------------------- ------------------------------
1B. MAILING ADDRESS                                                      1C.  CITY, STATE             1D.  ZIP CODE
    112 South Curry Street                                                    Tehachapi, California        93561
------------------------------------------------------------------------ ---------------------------- ------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
2.  ADDITIONAL DEBTOR   (IF ANY)   (LAST NAME FIRST - IF AN INDIVIDUAL)                      2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------ -------------------------------- --------------------------
2B. MAILING ADDRESS                                                      2C.  CITY, STATE                 2D.  ZIP CODE

------------------------------------------------------------------------ -------------------------------- --------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
3.  DEBTOR'S TRADE NAMES OR STYLES                                                           3A.  FEDERAL TAX NUMBER

-------------------------------------------------------------------------------------------- ---------------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
4.  SECURED PARTY                                                                            4A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    NAME             Zond Construction Corporation III                                           OR BANK TRANSIT AND A B A NO.

    MAILING ADDRESS  112 South Curry Street

    CITY             Tehachapi    STATE   California    ZIP CODE   93561

-------------------------------------------------------------------------------------------- ---------------------------------------
-------------------------------------------------------------------------------------------- ---------------------------------------
5.  ASSIGNEE OF SECURED PARTY                                                                5A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    NAME                                                                                         OR BANK TRANSIT AND A B A NO.

    MAILING ADDRESS

    CITY                          STATE                 ZIP CODE
-------------------------------------------------------------------------------------------- ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.  This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

     See Exhibit A attached hereto and incorporated herein by reference.



     This financing statement is to be recorded in the real estate records of Kern County, California as a fixture filing and covers property, whether now owned or hereafter acquired by Debtor, which is  or may be or is to be or may become fixtures on the real property described in the attached
     Exhibit B, which is incorporated herein by reference.  The parties do not intend this filing to be evidence that such property is or is intended to be fixtures.  The record owner of such real property is Zond Construction Corporation III.

------------------------------------------------------------------------------------------------------------------------------------
----------------------- -------------------------------------- ---------------------------------------------------------------------
7.  CHECK     |X|       7A.                                    7B.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
    IF APPLICABLE           [ ]  PRODUCTS OF COLLATERAL             INSTRUCTION 5(a) ITEM:
                                 ARE ALSO COVERED                   [ ] (1)   [ ] (2)   [ ] (3)    [ ] (4)

----------------------- -------------------------------------- ---------------------------------------------------------------------
----------------------- ------------------------------------------------------------------------------------------------------------
8.  CHECK     |X|
    IF APPLICABLE           [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC ss. 9105 (1) (n)

----------------------- ------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------- --- -----------------------------------------
9.  Zond Windsystem Partners, Ltd. Series 85-A, a California Limited Partnership        C  10.  THIS SPACE FOR USE OF FILING OFFICER
    By Zond Windsystem Management Corporation III, general partner 11-7-85              O         (DATE, TIME, FILE NUMBER
                                                                                        D            AND FILING OFFICER)
SIGNATURE   /s/ Craig A. Anderson,  Its Senior Vice President                           E
-------------------------------------------------------------------------------------- ---
-------------------------------------------------------------------------------------- ---

    Zond Windsystem Partners, Ltd. Series 85-A, a California Limited Partners

TYPE OR PRINT NAME(S) OF DEBTOR(S)
                                                                                        2

                                                                                        3

                                                                                        4

                                                                                        5

                                                                                        6

                                                                                        7

                                                                                        8

                                                                                        9

                                                                                        0
-------------------------------------------------------------------------------------- ---
-------------------------------------------------------------------------------------- ---
    Zond Construction Corporation III
    By
SIGNATURE   /s/ Craig A. Anderson,  Its Senior Vice President
-------------------------------------------------------------------------------------- ---
-------------------------------------------------------------------------------------- ---

    Zond Construction Corporation III

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
====================================================================================== ---
====================================================================================== ---
11. Return copy to:

   NAME      Kendel & Anderson
   ADDRESS   555 South Flower Street, 26th Floor
   CITY      Los Angeles, California 90071
   STATE
   ZIP CODE
             Attention: Richard G. Wallace, Esq.
                                                                                       ---
                                                                                       ---
   FILING OFFICER COPY ACKNOWLEDGEMENT FILING OFFICER IS REQUESTED TO NOTE FILE
         NUMBER DATE AND HOUR OF FILING ON THIS COPY AND RETURN TO THE ABOVE PARTY
FORM UCC.1--FILING FEE $3.00                     Approved by the Secretary of State
====================================================================================== === =========================================

                                   EXHIBIT A
                                   ---------
                          TO UCC-1 FINANCING STATEMENT
                          ----------------------------
                                (FIXTURE FILING)
                                ----------------


Debtor Zond Windsystem Partners, Ltd. Series 85-A a California Limited Partnership

Secured Party         Zond Construction Corporation III    "ZCC III"

Section 6 continued

          All of Debtor's right, title and interest in and to the following, whether presently or hereafter owned by the Debtor:

          (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC III to the Debtor (the "Turbines");

          (b) all concrete pads, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC III to the Debtor (the "Turbine Related Equipment");

          (c) the 30 MW power substation, and all parts and components thereof, sold by ZCC III to the Debtor (the "Power Substation");

          (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with respect to the Turbines, the Turbine Related Equipment and/or the Power Substation; and

          (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

                                   EXHIBIT B
                                   ---------
                          TO UCC-1 FINANCING STATEMENT
                          ----------------------------
                                (FIXTURE FILING)
                                ----------------


Legal Description of the Operating Site:

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.